NIAGARA MOHAWK HOLDINGS, INC.
CONSOLIDATED STATEMENTS OF INCOME (Unaudited)

                                                                               In thousands of dollars

                                                        Three Months Ended      Nine Months Ended         Twelve Months Ended
                                                            September 30,          September 30,             September 30,
                                                         1999         1998*     1999         1998*        1999*        1998*
                                                         ----         -----     ----         -----        -----        -----

OPERATING REVENUES:
Electric. . . . . . . . . . . . . . . . . . . . . . . .  $  853,588   $859,597  $2,451,220   $2,506,048   $3,206,316   $3,305,886
Gas . . . . . . . . . . . . . . . . . . . . . . . . . .      73,708     71,034     442,558      433,893      573,894      594,359
Non-utility . . . . . . . . . . . . . . . . . . . . . .     106,931     49,143     173,904      148,413      191,568      199,698
-------------------------------------------------------  -----------  --------  -----------  -----------  -----------  ------------
                                                          1,034,227    979,774   3,067,682    3,088,354    3,971,778    4,099,943
                                                         -----------  --------  -----------  -----------  -----------  ------------

OPERATING EXPENSES:
Fuel for electric generation. . . . . . . . . . . . . .      53,079     80,045     157,183      178,433      218,732      230,557
Electricity purchased . . . . . . . . . . . . . . . . .     319,417    279,148     714,496      992,068      848,613    1,323,262
Gas purchased . . . . . . . . . . . . . . . . . . . . .      48,803     45,869     220,587      245,945      282,483      356,752
Other operation and maintenance expenses. . . . . . . .     230,265    226,245     656,555      704,692      900,777      937,964
POWERCHOICE charge. . . . . . . . . . . . . . . . . . .           -          -           -      263,227            -      263,227
Amortization of MRA regulatory asset. . . . . . . . . .      96,625     32,184     289,874       32,184      386,523       32,184
Depreciation and amortization . . . . . . . . . . . . .      79,752     88,867     268,677      264,877      359,719      350,681
Other taxes . . . . . . . . . . . . . . . . . . . . . .     107,965    116,185     328,988      357,666      431,834      474,917
-------------------------------------------------------  -----------  --------  -----------  -----------  -----------  ------------
                                                            935,906    868,543   2,636,360    3,039,092    3,428,681    3,969,544
                                                         -----------  --------  -----------  -----------  -----------  ------------

OPERATING INCOME. . . . . . . . . . . . . . . . . . . .      98,321    111,231     431,322       49,262      543,097      130,399


Other income (deductions) . . . . . . . . . . . . . . .       7,479     44,080       4,065       62,118       (9,465)      71,149
-------------------------------------------------------  -----------  --------  -----------  -----------  -----------  ------------

INCOME BEFORE INTEREST CHARGES. . . . . . . . . . . . .     105,800    155,311     435,387      111,380      533,632      201,548

Interest charges. . . . . . . . . . . . . . . . . . . .     117,661    133,658     377,896      265,109      509,965      333,755
Preferred dividend requirement of subsidiary. . . . . .       8,991      9,137      27,039       27,531       36,063       36,767
-------------------------------------------------------  -----------  --------  -----------  -----------  -----------  ------------

INCOME (LOSS) BEFORE FEDERAL
& FOREIGN INCOME TAXES. . . . . . . . . . . . . . . . .     (20,852)    12,516      30,452     (181,260)     (12,396)    (168,974)

Federal & foreign income taxes. . . . . . . . . . . . .      (2,199)     4,000      23,570      (50,337)       7,179      (36,696)
-------------------------------------------------------  -----------  --------  -----------  -----------  -----------  ------------

INCOME (LOSS) BEFORE EXTRAORDINARY ITEM . . . . . . . .     (18,653)     8,516       6,882     (130,923)     (19,575)    (132,278)
Extraordinary item - Loss from the
     extinguishment of debt,
     net of income taxes. . . . . . . . . . . . . . . .     (13,054)         -     (23,804)           -      (23,804)           -
-------------------------------------------------------  -----------  --------  -----------  -----------  -----------  ------------

NET INCOME (LOSS) . . . . . . . . . . . . . . . . . . .  $  (31,707)  $  8,516  $  (16,922)  $ (130,923)  $  (43,379)  $ (132,278)
                                                         ===========  ========  ===========  ===========  ===========  ===========

Average number of shares of common
      stock outstanding (in thousands). . . . . . . . .     187,365    187,365     187,365      159,049      187,365      155,362

Basic and diluted earnings (loss) per average
  share of common stock before extraordinary item . . .  $    (0.10)  $   0.05  $     0.04   $    (0.82)  $    (0.10)  $    (0.85)

Extraordinary item per average
 share of common stock. . . . . . . . . . . . . . . . .       (0.07)         -       (0.13)           -        (0.13)           -
-------------------------------------------------------  -----------  --------  -----------  -----------  -----------  ------------

Basic and diluted earnings (loss) per average
      share of common stock . . . . . . . . . . . . . .  $    (0.17)  $   0.05  $    (0.09)  $    (0.82)  $    (0.23)  $    (0.85)
-------------------------------------------------------  ===========  ========  ===========  ===========  ===========  ===========


OTHER OPERATING DATA:

Earnings before interest charges, interest income,
income taxes, depreciation and amortization, and other
regulatory adjustments (EBITDA) . . . . . . . . . . . .           -          -           -            -   $1,278,337   $  885,154

Net cash interest . . . . . . . . . . . . . . . . . . .           -          -           -            -   $  423,371   $  287,469

Ratio of EBITDA to net cash interest+A22. . . . . . . .           -          -           -            -          3.0          3.1

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NOTES:

Prior period consolidated financial statements have been prepared from Niagara
Mohawk Power Corporation's prior period consolidated financial statements, except that accounts have been reclassified to reflect the Niagara Mohawk
Holdings structure.

- The above information is not given in connection with any sale or offer to sell or buy any stock or security.
- The Company files periodic reports pursuant to the Securities Exchange Act of 1934. Accordingly, with respect to the financial information set forth above, you are requested to refer to such filings for more detailed information.